UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant ☐ Filed by a Party other than the Registrant

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RECRO PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on May 7, 2020.  Meeting Information  RECRO PHARMA, INC.  Meeting Type: Annual Meeting  For holders as of: March 16, 2020  Date: May 7, 2020 Time: 9:00 AM EDT  Location:  Pepper Hamilton LLP  400 Berwyn Park  899 Cassatt Road  Berwyn, PA 19312*  *Depending on concerns about the Coronavirus (COVID-19), Recro Pharma, Inc. may hold a virtual Annual Meeting of Shareholders. The determination to hold a virtual Annual Meeting of Shareholders will be announced in a press release available at www.recrogainesville.com as soon as practicable before the meeting. In that event, the Annual Meeting of Shareholders would be conducted solely virtually, on the above date and time, via live audio webcast.  You are receiving this communication because you hold shares in the company named above.   This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting.  RECRO PHARMA, INC.  C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.  PO BOX 1342  BRENTWOOD, NY 11717  D05469-P36539  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote    How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE:    NOTICE & PROXY STATEMENT FORM 10-K    How to View Online:    Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX     (located on the   following page) and visit: www.proxyvote.com.    How to Request and Receive a PAPER or E-MAIL Copy:    If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for   requesting a copy. Please choose one of the following methods to make your request:          1) BY INTERNET: www.proxyvote.com     2) BY TELEPHONE: 1-800-579-1639     3) BY E-MAIL*: sendmaterial@proxyvote.com    * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked   by the arrow XXXX XXXX XXXX XXXX     (located on the following page) in the subject line.    Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment   advisor. Please make the request as instructed above on or before April 23, 2020 to facilitate timely delivery.    How To Vote    D05470-P36539    Please Choose One of the Following Voting Methods    Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the   possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any   special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.     Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow XXXX XXXX XXXX XXXX     (located on the following page) available and follow the instructions.         Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following:  1. Election of Directors   Nominees:   01) William Ashton   02) Michael Berelowitz  The Board of Directors recommends you vote FOR the following proposal: 2. Approval of, on an advisory basis, the compensation of the Company's named executive officers.  The Board of Directors recommends you vote 1 YEAR on the following proposal:  3. Indication of, on an advisory basis, the preferred frequency of future shareholder advisory votes on the compensation of the Company's named executive officers.  The Board of Directors recommends you vote FOR the following proposal:  4. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2020 fiscal year.  NOTE: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof.  D05471-P36539

D05472-P36539